Exhibit 10.24
Portions of this exhibit have been omitted in accordance with Item 601(a)(5) of Regulation S-K. The Registrant undertakes to furnish a copy of all omitted schedules and exhibits to the U.S. Securities and Exchange Commission upon its request.
The omitted schedules and exhibits are (i) not material and (ii) customarily treated by the Registrant as private and confidential.
EXCHANGE AGREEMENT
This Exchange Agreement (this “Agreement”) is made and entered into as of June 30, 2025 (the “Effective Date”), by and between Miami International Holdings, Inc., a Delaware corporation (the “Company”), and Citadel Securities Principal Investments LLC (the “Holder”).
RECITALS
WHEREAS, the Holder currently holds 11,774,571 shares of voting common stock, , par value $0.001 per share (“Common Stock”), of the Company (the “Voting Common Shares”);
WHEREAS, the Holder currently holds 662,436 shares of Nonvoting Common Stock, par value $0.001 per share, of the Company (the “Nonvoting Shares”, and together with the Voting Common Shares, the “Exchange Shares”);
WHEREAS, subject to the terms and conditions set forth herein, the Company and the Holder desire to cancel and retire the Exchange Shares in exchange (the “Exchange”) for a pre-funded Common Stock purchase warrant (the “PFW”), in reliance on the exemption from registration provided by Section 3(a)(9) of the Securities Act of 1933, as amended (the “Securities Act”), which PFW shall be in the form of Exhibit A attached hereto.
In consideration of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Company and the Holder hereby agree as follows:
AGREEMENT
SECTION 1. EXCHANGE.
(a)    Exchange. In consideration of, and in express reliance upon, the representations, warranties, covenants, terms and conditions of this Agreement, effective as of the Closing (as defined below) the Holder hereby delivers, surrenders, transfers and assigns to the Company all of the Exchange Shares in exchange for the PFW, and the Company hereby issues and delivers the PFW to the Holder.
(b)    Shares of Common Stock of the Company Underlying the PFW. The Company shall ensure that the number of shares underlying the PFW shall at all times equal the number of Exchange Shares being exchanged hereunder, subject to the provisions of the PWF including, but not limited to, adjustments reflecting reductions in the number of Exchange Shares under the PFW following the partial exercise of the PWF by the Holder. For the avoidance of doubt, the Company and the Holder agree that the Nonvoting Shares shall be deemed converted into warrants to purchase shares of Common Stock on a one-for-one basis in accordance with the terms of the PWF.

(c)    Closing. The closing of the Exchange (the “Closing”) shall take place remotely via the exchange of documents and signatures on the Effective Date. At the Closing, (i) the Company shall issue and deliver the PFW to the Holder, (ii) the Holder shall deliver and surrender or cause to be delivered and surrendered to the Exchange Shares to the Company for cancellation and (iii) the Exchange Shares shall be cancelled effective automatically and immediately upon such surrender and delivery without any further action by any party.
(d)    Tax Treatment. Holder and the Company intend that the Exchange shall be treated as a “reorganization” within the meaning of Section 368(a)(1)(E) of the Internal Revenue Code of 1986, as amended, and thereby as a tax-free recapitalization (the “Intended Tax Treatment”). Holder and the Company shall file all tax returns in a manner consistent with the Intended Tax Treatment and shall not take any tax position that is otherwise inconsistent with the Intended Tax Treatment.
(e)    Exchange of Additional Shares of Common Stock of the Company. The Company and Holder hereby agree that immediately following the consummation of the acquisition by the Holder of additional shares of common stock of the Company from Strategic Investments I, Inc. or an Affiliate thereof, the Company shall exchange such shares for a PFW which shall have the same terms as the PFW issued at the Closing except for the number of shares of common stock for which such PFW is exercisable.
SECTION 2. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY.
The Company hereby represents and warrants to, and covenants with, the Holder as follows:
(a)    Organization and Standing. The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware and has full corporate power and authority to own or lease its properties and conduct its business as presently conducted, and is duly qualified as a foreign corporation and is in good standing in each jurisdiction in which the character of the property owned or leased or the nature of the business transacted by it makes qualification necessary.
(b)    Authorization; Corporate Power. This Agreement has been duly authorized, validly executed and delivered on behalf of the Company and is a valid and binding obligation of the Company enforceable against the Company in accordance with its terms (except as limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting the enforcement of creditors’ rights generally, and (ii) equitable principles generally, including any specific performance), and the Company has the requisite corporate power and authority to execute and deliver this Agreement and the other agreements and documents contemplated hereby and to perform its obligations hereunder and thereunder.
(c)    Issuance and Delivery of the PFW. At the Closing, the PFW will be duly authorized and will be validly issued, fully paid and nonassessable.
(d)    Governmental Consents. No consent, approval or authorization of or designation, declaration or filing with any governmental authority is required in connection with the valid execution and delivery of this Agreement or the offer, sale or issuance of the PFW or the consummation of any other transaction contemplated by this Agreement.
(e)    No Default or Violation. The execution and delivery of the Agreement and the consummation of the transactions contemplated by this Agreement by the Company will not (i) result in a breach of or a default under any of the terms or provisions of (A) the Company’s certificate of incorporation or by-laws, or (B) any material provision of any indenture, mortgage, deed of trust or other material agreement or instrument to which the Company is a party or by which it or any of its material properties or assets is bound or (ii) result in a violation of any provision of any law, statute, rule, regulation, or any existing applicable decree, judgment or order by any court, federal or state regulatory body, administrative agency, or other governmental body having jurisdiction over the Company, or any of its material properties or assets.
SECTION 3. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE HOLDER.
(i)    The Holder represents and warrants to and covenants with the Company that:
(a)    The Holder has been duly organized and is validly existing as a limited liability company in good standing under the laws of the State of Delaware and has full limited liability company power and authority to own or lease its properties and conduct its business as presently conducted, and is duly qualified as a foreign limited liability company and is in good standing in each jurisdiction in which the character of the property owned or leased or the nature of the business transacted by it makes qualification necessary.
(b)    Authorization; Power. This Agreement has been duly authorized, validly executed and delivered on behalf of the Holder and is a valid and binding obligation of the Holder enforceable against the Holder in accordance with its terms (except as limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting the enforcement of creditors’ rights generally, and (ii) equitable principles generally, including any specific performance), and the Holder has the requisite limited liability company power and authority to execute and deliver this Agreement and the other agreements and documents contemplated hereby and to perform its obligations hereunder and thereunder
(c)    Title. The Holder owns and holds the entire right, title and interest in and to, and is the record and beneficial owner of, the Exchange Shares and the Holder owns the Exchange Shares free and clear of all Encumbrances (as defined below). The Holder has the full power and authority to vote, transfer and dispose of the Exchange Shares free and clear of any right or Encumbrances. There is no restriction affecting the ability of the Holder to transfer the legal and beneficial title and ownership of the Exchange Shares to the Company and, at the Closing, the Company will acquire legal and valid title to the Exchange Shares, free and clear of all Encumbrances. For the purposes of this Section 3(c), “Encumbrances” shall mean any security or other property interest or right, claim, lien, pledge, option, charge, security interest, contingent or conditional sale, or other title claim or retention agreement, interest or other right or claim of third parties, whether perfected or not perfected, voluntarily incurred or arising by operation of law, and including any agreement (other than this Agreement) to grant or submit to any of the foregoing in the future.
(d)    Securities Act Exemption. Neither the Holder nor anyone acting on behalf of the Holder has received any commission or remuneration directly or indirectly in connection with or in order to solicit or facilitate the Exchange. The Holder understands that the Exchange contemplated hereby is intended to be exempt from registration by virtue of Section 3(a)(9) of the Securities Act. The Holder understands that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Holder set forth herein for purposes of qualifying for the exemption under Section 3(a)(9) of the Securities Act as well as qualifying for exemptions under applicable state securities laws.

(e)    Non-Affiliate. The Holder is not an Affiliate of the Company and has not been an Affiliate during the three (3) months prior to the Effective Date. For the purposes of this Agreement, (i) “Affiliate” means any Person directly or indirectly controlled by, controlling or under common control with, the Company, but only for so long as such control shall continue and for purposes of this definition, “control” (including, with correlative meanings, “controlled by”, “controlling” and “under common control with”) means, with respect to a Person, possession, direct or indirect, of (A) the power to direct or cause direction of the management and policies of such Person (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise), or (B) at least fifty percent (50%) of the voting securities (whether directly or pursuant to any option, warrant or other similar arrangement) or other comparable equity interests and (ii) “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and a government or any department or agency thereof.
(f)    Advisors. The Holder understands that nothing in this Agreement or any other materials presented to the Holder in connection with the exchange of the Exchange Shares and issuance and acquisition of the PFW constitutes legal, tax or investment advice. The Holder has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its acquisition of the PFW. With respect to such matters, the Holder relies solely on such advisors and not on any statements or representations of the Company or any of its agents, written or oral. The Holder understands that it (and not the Company) shall be responsible for its own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement.
(g)    Confirmation. The Holder acknowledges and agrees that, subject to the provisions of the PFW, the number of shares of Common Stock underlying the PFW as set forth on Exhibit A hereto are all of the shares of Common Stock that the Holder is entitled to upon exercise of the PFW issued in connection with the Exchange.
SECTION 4. NOTICES.
All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed effectively given upon the earlier of actual receipt, or (i) personal delivery to the party to be notified, (ii) when sent, if sent by electronic mail during normal business hours of the recipient, and if not sent during normal business hours, then on the recipient’s next business day, or (iii) one (1) business day after deposit with a nationally recognized overnight courier, freight prepaid, specifying next business day delivery, with written verification of receipt, and in each case addressed as follows:
(a)    if to the Company, to:
Miami International Holdings, Inc.
7 Roszel Road, Suite 1A
Princeton, NJ 08540
Attention: [***]
Email: [***]
or to such other Person at such other place as the Company shall designate to the Holder in writing; and
(b)    if to the Holder, to:
c/o Citadel Enterprise Americas LLC

Citadel Securities Principal Investments LLC
830 Brickell Plaza, Floor 15
Miami, Florida 33131
Attention:  [***]
Email: [***]
or to such other Person at such other place as the Holder shall designate to the Company in writing.
SECTION 5. MISCELLANEOUS.
(a)    Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.
(b)    Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable under any present or future applicable law, (a) either (i) this Agreement shall be automatically amended to the smallest degree possible in order to make such provision legal, valid and enforceable or (ii) if such provision cannot be so amended without materially and adversely affecting the rights or obligations of any party under this Agreement, then such provision shall be fully severable, (b) this Agreement shall be construed and enforced as if such illegal, invalid, or unenforceable provision has never comprised a part hereof or thereof, and (c) the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom or therefrom. Subject to clause (a)(i) above, the parties hereto agree to use good faith efforts to achieve the purpose of any such illegal, invalid, or unenforceable provision by adopting new, legally valid and enforceable provisions.
(c)     Governing Law. This Agreement shall be governed in all respects by the internal laws of the State of Delaware as applied to agreements entered into among Delaware residents to be performed entirely within Delaware, without regard to principles of conflicts of law. EACH OF THE COMPANY AND THE HOLDER HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS SITTING IN THE STATE OF DELAWARE FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR WITH ANY TRANSACTION CONTEMPLATED HEREBY OR DISCUSSED HEREIN, AND HEREBY IRREVOCABLY WAIVES, AND AGREES NOT TO ASSERT IN ANY SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF ANY SUCH COURT. EACH OF THE COMPANY AND THE HOLDER HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO PROCESS BEING SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING BY MAILING A COPY THEREOF VIA REGISTERED OR CERTIFIED MAIL OR OVERNIGHT DELIVERY (WITH EVIDENCE OF DELIVERY) TO SUCH PERSON AT THE ADDRESS IN EFFECT FOR NOTICES TO IT AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE GOOD AND SUFFICIENT SERVICE OF PROCESS AND NOTICE THEREOF. NOTHING CONTAINED HEREIN SHALL BE DEEMED TO LIMIT IN ANY WAY ANY RIGHT TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW. EACH OF THE COMPANY AND THE HOLDER HEREBY WAIVES ALL RIGHTS TO A TRIAL BY JURY.

(d)    Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument. Counterparts may be delivered via electronic mail (including .pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com), or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.
(e)    Successors and Assigns. The provisions hereof shall inure to the benefit of, and be binding upon, the successors, permitted assigns, heirs, executors and administrators of the parties hereto.
(f)    Entire Agreement; Amendments. This Agreement and other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof. This Agreement may be amended, modified, superseded, cancelled, renewed or extended, and the terms and conditions hereof may be waived, only by a written instrument signed by all parties, or, in the case of a waiver, by the party waiving compliance. Except as expressly stated herein, no delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party of any right, power or privilege hereunder preclude any other or future exercise of any other right, power or privilege hereunder.
(g)    Survival. The representations, warranties, covenants and agreements made in this Agreement shall survive the Closing and the exchange and delivery of the Exchange Shares and the PFW.
(h)    No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.
(i)     Specific Performance. Each party acknowledges and agrees that the other parties may be damaged irreparably in the event the provisions of this Agreement (including the documents or instruments referred to herein) are not performed in accordance with their specific terms or otherwise are breached. Accordingly, each party agrees that the other parties may be entitled to seek an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically this Agreement and the terms and provisions hereof in any action instituted in any court of the United States or any state thereof having jurisdiction over the parties and the matter. Each party further agrees that it will not seek punitive damages as to any matter under, relating to or arising out of this Agreement or the transactions contemplated hereby
[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.

MIAMI INTERNATIONAL HOLDINGS, INC.

By:	/s/ Thomas P. Gallagher
Thomas P. Gallagher
Chairman & Chief Executive Officer

CITADEL SECURITIES PRINCIPAL INVESTMENTS LLC

By:	/s/ Antonia Peabody
Name: Antonia Peabody
Title: Authorized Signatory